Exhibit 99.1

Gregg Appliances, Inc. Announces Results for the Quarter Ended December 31, 2006

     INDIANAPOLIS--(BUSINESS WIRE)--Feb. 14, 2007--Gregg Appliances, Inc. ("Gregg Appliances") today reported operating results for its third quarter ended December 31, 2006.

     Gregg Appliances reported a 19.2% increase in total sales for the three months ended December 31, 2006, as sales increased to $335.1 million compared to $281.2 million for the comparable prior year period. This increase in sales was attributable to the addition of seven stores during the past 12 months and a 5.6% comparable store sales gain for the third quarter of fiscal 2007. The comparable store sales performance was driven by gains in video, major appliances and bedding. Video sales performance was fueled by flat panel television sales growth outpacing the sales decline in projection and tube televisions. It is anticipated that the Company's comparable store sales growth will range between the mid- to high- single digits during the fourth quarter of fiscal 2007.

     Net income for the three months ended December 31, 2006 was $10.9 million as compared to net income of $22.6 million for the comparable prior year period. The prior year results included a $27.9 million pretax gain associated with the Company entering into an agreement with a third party to transfer the product service obligations for previously sold extended service plans. The current year earnings were primarily attributable to improved product mix, an increase in select core product margins, the leveraging effect of our sales growth across many expense categories and productivity gains in labor.

     Sales for the nine months ended December 31, 2006 increased 14.3% to $776.1 million from $679.1 million for the nine months ended December 31, 2005. This increase in sales was primarily attributable to the addition of seven stores during the past 12 months and a 2.9% increase in comparable stores sales during the first nine months of fiscal 2007. The comparable store sales performance was driven by gains in video, major appliances and bedding.

     Net income for the first nine months of fiscal 2007 was $13.0 million compared to net income of $18.5 for the nine months ended December 31, 2005. Net income in the prior year included a $2.5 million pretax charge related to the decision to outsource product service and repair offerings as well as a $27.9 million pretax gain for the sale of product service obligations for previously sold extended service plans. The improvement in earnings was primarily attributable to an increase in core product margin and the levering effect of our sales growth across many expense categories, coupled with our decision last year to outsource our product service and repair work to third-party providers and sell third-party ESPs.

     Gregg Appliances will be conducting a conference call to discuss operating results for the nine months ended December 31, 2006, on Thursday, February 15, 2007 at 10:00 a.m. (Eastern). You may access this call starting at 9:45 a.m. (Eastern).

     The conference phone number is 1-800-640-9765. When joining the call, please refer to reference number 16726519. Jerry Throgmartin, the Chief Executive Officer of Gregg Appliances, is the conference call leader. In consideration of other participants, it is requested that cellular phones not be used. The conference call will be recorded and available for playback through Thursday, March 1, 2007 at 11:59 p.m. (Central). Playback can be reached by dialing 1-877-213-9653 and requesting reference number 16726519. Information regarding non-GAAP financial measures, including EBITDA (earnings before net interest expense, income tax expense, depreciation and amortization), discussed in the conference call can be found at www.hhgregg.com on the investor relations page.

     Gregg Appliances is a specialty retailer of consumer electronics, home appliances, bedding and related services. It operates under the hhgregg(R) and Fine Lines(R) brands in 76 retail stores in Alabama, Georgia, Indiana, Kentucky, North Carolina, Ohio, South Carolina and Tennessee.

     Safe Harbor

     The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

     This press release and the conference call that will address Gregg Appliances' operating results include forward-looking statements. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should," or "will," or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the expectations, beliefs, plans, objectives, assumptions or future events or performance of Gregg Appliances are forward-looking statements.

     Gregg Appliances has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Gregg Appliances believes these expectations, assumptions, estimates and projections are reasonable, these forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These and other important factors may cause Gregg Appliances' actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Some of the key factors that could cause actual results to differ from Gregg Appliances' expectations are: changes in consumer preferences; its ability to effectively manage and monitor its operations, costs and service quality; competition in existing, adjacent and new markets; its reliance on a small number of manufacturers; the failure of manufacturers to introduce new products and technologies; customer acceptance of new technology; its dependence on our key management personnel and its ability to attract and retain qualified sales personnel; its ability to negotiate with its suppliers to provide product on a timely basis at competitive prices; the identification and acquisition of suitable sites for its stores and the negotiation of acceptable leases for those sites; the effect of general and regional economic and employment conditions on its net sales; its ability to maintain its rate of growth and penetrate new geographic areas; its ability to obtain additional financing and maintain its credit facilities; its ability to maintain and upgrade its information technology systems; changes in cost for print, radio and television advertising; and changes in trade regulations, currency fluctuations and prevailing interest rates.

     Other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release and the earnings conference call are more fully described in the "Risk Factors" section and elsewhere in Gregg Appliances' Form 10-K filed with the SEC on June 26, 2006. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release and that will be made on the earnings conference call are made only as of the date hereof. Gregg Appliances does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to any of these statements to reflect future events or developments.


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                      Three Months Ended         Nine Months Ended
                   ------------------------- -------------------------
                   December 31, December 31, December 31, December 31,
                       2006         2005         2006         2005
                   ------------ ------------ ------------ ------------
(In thousands)
Net sales            $ 335,101    $ 281,201    $ 776,067    $ 679,115
Cost of goods sold     235,527      198,989      538,134      468,272
                   ------------ ------------ ------------ ------------
     Gross profit       99,574       82,212      237,933      210,843
Selling, general
 and administrative
 expenses               62,582       55,516      168,526      158,284
Net advertising
 expense                14,198       11,750       34,202       30,084
Gain on transfer of
 extended
 maintenance
 obligations                 -      (27,850)           -      (27,850)
Restructuring and
 asset impairment
 charges                     -            -            -        1,320
                   ------------ ------------ ------------ ------------
     Income from
      operations        22,794       42,796       35,205       49,005
                   ------------ ------------ ------------ ------------
Other expense
 (income):
   Interest expense      4,471        4,957       13,624       14,495
   Interest income         (51)         (20)         (66)        (189)
   Gain related to
    early
    extinguishment
    of debt               (145)           -         (440)           -
                   ------------ ------------ ------------ ------------
     Total other
      expense            4,275        4,937       13,118       14,306
                   ------------ ------------ ------------ ------------
Income before
 income taxes           18,519       37,859       22,087       34,699
Income tax expense       7,653       15,273        9,072       16,230
                   ------------ ------------ ------------ ------------
     Net income      $  10,866    $  22,586    $  13,015    $  18,469
                   ============ ============ ============ ============


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (AS A PERCENTAGE OF SALES)

                      Three Months Ended         Nine Months Ended
                         December 31,              December 31,
                  -------------------------- -------------------------
                      2006         2005          2006         2005
                  ------------- ------------ ------------- -----------
Net sales                100.0%       100.0%        100.0%      100.0%
Cost of goods sold        70.3         70.8          69.3        69.0
                  ------------- ------------ ------------- -----------
Gross profit              29.7         29.2          30.7        31.0
Selling, general
 and
 administrative
 expenses                 18.7         19.7          21.7        23.3
Net advertising
 expense                   4.2          4.2           4.4         4.4
Gain on transfer
 of extended
 maintenance
 obligations                 -         (9.9)            -        (4.1)
Restructuring and
 asset impairment
 charges                     -            -             -         0.2
                  ------------- ------------ ------------- -----------
Income from
 operations                6.8         15.2           4.5         7.2
Other expense              1.3          1.8           1.7         2.1
Income tax expense         2.3          5.4           1.2         2.4
                  ------------- ------------ ------------- -----------
Net income                 3.2%         8.0%          1.7%        2.7%
                  ============= ============ ============= ===========

Certain percentage amounts do not sum due to rounding


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             (UNAUDITED)

                                           December 31,    March 31,
                                               2006          2006
                                           ------------- -------------
(In thousands, except share data)
                    ASSETS
Current assets:
  Cash and cash equivalents                  $    3,219    $    2,301
  Accounts receivable - trade, less
   allowances of $617 and $181,
   respectively                                  22,091         7,024
  Accounts receivable - other, less
   allowances of $72 and $329, respectively      13,971         8,862
  Merchandise inventories                       128,634        98,807
  Prepaid expenses and other current assets       4,333         4,572
  Deferred income taxes                           1,882         1,560
                                           ------------- -------------
          Total current assets                  174,130       123,126
                                           ------------- -------------
   Net property and equipment                    52,250        50,986
   Deposits                                         774         2,862
   Deferred financing costs, net                  7,933         9,821
   Deferred income taxes                         87,208        96,522
   Other                                            285           447
                                           ------------- -------------
                                                148,450       160,638
                                           ------------- -------------
          Total assets                       $  322,580    $  283,764
                                           ============= =============

  LIABILITIES AND STOCKHOLDERS' EQUITY
   (DEFICIT)
Current liabilities:
  Accounts payable - third party             $    1,857    $    3,319
  Accounts payable - vendors                     77,454        52,011
  Line of credit                                      -             -
  Customer deposits                              18,560        14,912
  Accrued liabilities                            39,896        31,949
                                           ------------- -------------
          Total current liabilities             137,767       102,191
                                           ------------- -------------
Long-term liabilities:
  Long-term debt                                163,122       178,242
  Other long-term liabilities                    13,827         8,485
                                           ------------- -------------
          Total long-term liabilities           176,949       186,727
                                           ------------- -------------
          Total liabilities                     314,716       288,918
                                           ------------- -------------

Stockholders' equity (deficit):
  Preferred stock; no par value; 10,000,000
   shares authorized; no shares issued and
   outstanding as of December 31, 2006 and
   March 31, 2006                                     -             -
  Common stock; no par value; 52,500,000
   shares authorized; 14,245,800 and
   14,254,800 shares issued and outstanding
   as of December 31, 2006 and March 31,
   2006                                         113,823       113,809
  Accumulated deficit                          (105,744)     (118,744)
                                           ------------- -------------
                                                  8,079        (4,935)
      Note receivable for common stock             (215)         (219)
                                           ------------- -------------
           Total stockholders' equity
            (deficit)                             7,864        (5,154)
                                           ------------- -------------
           Total liabilities and
            stockholders' equity (deficit)   $  322,580    $  283,764
                                           ============= =============


               GREGG APPLIANCES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (UNAUDITED)

                                                 Nine Months Ended
                                             -------------------------
                                             December 31, December 31,
                                                 2006         2005
                                             ------------ ------------
(In thousands)

Operating activities:
  Net income                                 $    13,015  $    18,469
  Adjustments to reconcile net income to net
   cash provided by (used in) operating
   activities:
     Depreciation and amortization                 8,981        7,803
     Amortization of deferred financing costs      1,158        1,186
     Accretion of original issue discount            380          348
     Stock-based compensation                        104            -
     Loss on disposal of assets                       76          166
     Gain on early extinguishment of debt           (440)           -
     Deferred income taxes                         8,992       16,173
     Restructuring and asset impairment
      charges                                          -        1,320
     Gain on transfer of extended maintenance
      obligations                                      -      (27,850)
     Payments for transfer of extended
      maintenance obligations                          -      (21,467)
     Changes in operating assets and
      liabilities:
       Accounts receivable - trade               (15,067)     (10,437)
       Accounts receivable - other                (5,162)      (7,786)
       Merchandise inventories                   (29,827)     (39,851)
       Prepaid expenses and other assets             401         (748)
       Deferred commissions                            -          448
       Deposits                                    2,088        5,402
       Accounts payable - third parties           (1,462)       6,317
       Accounts payable - vendors                 25,405       30,817
       Deferred revenue on extended
        maintenance agreements                        16       (2,714)
       Customer deposits                           3,648        2,472
       Other accrued liabilities                   7,940        6,015
       Other long-term liabilities                 3,479          431
                                             ------------ ------------
          Net cash provided by (used in)
           operating activities                   23,725      (13,486)
                                             ------------ ------------
Investing activities:
  Purchases of property and equipment            (13,190)     (13,805)
  Proceeds from sale and leaseback
   transaction                                     2,725            -
  Decrease in cash surrender value of life
   insurance                                           -        1,096
  Deposit on future sale and leaseback
   transaction                                     1,854            -
  Proceeds from sales of property and
   equipment                                         197          386
                                             ------------ ------------
          Net cash used in investing
           activities                             (8,414)     (12,323)
                                             ------------ ------------
Financing activities:
  Net increase in bank overdrafts                     38       17,692
  Repurchase of stock previously issued             (105)           -
  Payment of financing costs                           -         (739)
  Proceeds from issuance of common stock               -        2,398
  Payments received on notes receivable for
   issuance of common stock from GIC                   4            -
  Payment for early debt extinguishment          (14,330)           -
                                             ------------ ------------
          Net cash provided by financing
           activities                            (14,393)      19,351
                                             ------------ ------------
Net increase (decrease) in cash and cash
 equivalents                                         918       (6,458)
Cash and cash equivalents:
  Beginning of period                              2,301        8,642
                                             ------------ ------------
  End of period                              $     3,219  $     2,184
                                             ============ ============

Supplemental disclosure of cash flow
 information:
  Interest paid                              $     8,730  $     8,145
  Income taxes paid                                   92            -
  Note receivable for issuance of common
   stock from GIC                                      -          238
  Non-cash item - land held for sale for
   current note receivable                             -        1,359


     CONTACT: Gregg Appliances, Inc.
              Don Van der Wiel, Chief Financial Officer, 317-848-8710